Exhibit 99.3

Transaction and Company Overview June 2026

Disclaimer

This presentation, which has been prepared by Treeline Biosciences, Inc. (“Treeline”), is for informational purposes only, and shall not form the basis for or be relied on in connection with any investment decision with respect to Treeline, Standard BioTools Inc. (“Standard BioTools”), or the combined company.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding expectations with respect to the acquisition of Treeline by Standard BioTools (the "Transaction"), the ability of the parties to complete the Transaction; the expected post-closing ownership of the combined company; the expected management team and Board of Directors of the combined company; the combined company's expected cash balance and cash runway; Treeline’s product candidates and the potential benefits thereof and potential new indications; Treeline's expectations with regard to the timing and availability of data from Treeline’s current and planned clinical trials and preclinical studies; the timing of IND filings and planned clinical entries for Treeline's preclinical programs; the potential market size and size of the potential patient populations for Treeline's product candidates and any future product candidates; Treeline's business strategy; as well as any assumptions underlying any of the foregoing. The words “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from stockholders of Standard BioTools; (ii) the risk that the Transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals will be made; (iv) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require either party to pay a termination fee or other expenses; (vi) the effect of the pendency of the Transaction on the parties’ ability to retain and hire key personnel, their ability to maintain relationships with customers, suppliers and others with whom they do business, their business generally or their stock price; (vii) risks related to diverting management’s attention from ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability; (ix) the parties’ ability to realize the anticipated benefits of the Transaction; (x) the risk that the parties may assume unexpected liabilities and expenses as a result of the Transaction; (xi) the risk that the potential dispositions of Standard BioTools’ Mass Cytometry and Microfluidics businesses may not be completed on favorable terms or at all; (xii) the risk that Standard BioTools could fail to maintain the listing of its common stock on Nasdaq; (xiii) uncertainties as to the potential for development, commercialization and other benefits of any of Treeline’s product candidates; and (xiv) uncertainties as to Treeline’s anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for commencing clinical trials and announcing data and other clinical results. For information regarding other related risks, see the “Risk Factors” section of Standard BioTools’ Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 16, 2026, Standard BioTools’ most recent Quarterly Report on Form 10-Q and in Standard BioTools’ other filings with the SEC. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. These forward-looking statements speak only as of the date hereof. Neither Standard BioTools nor Treeline assumes any obligation to, and does not currently intend to, update any such forward-looking statements except as may be required by law.

Treeline 2

Disclaimer (cont.)

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Standard BioTools and Treeline. In connection with the proposed transaction and required stockholder approval, Standard BioTools intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a proxy statement and a prospectus of Standard BioTools. This communication is not a substitute for the proxy statement/prospectus or any other document that Standard BioTools may file with the SEC or send to its stockholders in connection with the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Standard BioTools.

INVESTORS AND STOCKHOLDERS OF STANDARD BIOTOOLS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS, SUPPLEMENTS AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STANDARD BIOTOOLS, TREELINE AND THE PROPOSED TRANSACTION. Copies of the materials filed or to be filed by Standard BioTools with the SEC may be obtained free of charge on Standard BioTools' Investor Relations website at https://investors.standardbio.com or by contacting Standard BioTools' Investor Relations department at ir@standardbio.com. In addition, all of those materials will be available at no charge on the SEC's website at www.sec.gov.

Participants in the Solicitation

Standard BioTools, Treeline and certain of their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies of Standard BioTools stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Standard BioTools' executive officers and directors in the solicitation by reading Standard BioTools' proxy statement for its 2026 annual meeting of stockholders (including under the headings "Management and Corporate Governance," "Executive Officer and Director Compensation," "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," "Executive Compensation" and "Certain Relationships and Related Transactions, and Director Independence"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and Standard BioTools' other filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Standard BioTools stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the registration statement on Form S-4 and other relevant materials when filed with the SEC in connection with the proposed transaction. Information regarding Treeline's directors and executive officers who may be deemed participants in the solicitation will be contained in the registration statement on Form S-4 when it becomes available. These documents are or will be available free of charge at the SEC's website at www.sec.gov or by going to Standard BioTools' Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools' Investor Relations department at ir@standardbio.com.

Treeline 3

Transaction Summary/Highlights

Structure	The acquisition of Treeline was structured as a stock-for-stock reverse merger transaction whereby all of Treeline's outstanding equity interests will be exchanged for shares of Standard BioTools common stock.
Finances	Following the consummation of the transaction, the combined company's cash balance is estimated to exceed $900M and expected to provide runway into 2029.
Management and BOD	Josh Bilenker, Jeff Engelman, and Spencer Smith – Treeline's CEO, CSO and CFO, respectively – will lead the combined company after closing. Two current Standard directors will continue to serve on the Board of Directors following the close of the transaction.
Use of Proceeds	The combined company's cash balance is expected to be used primarily to advance: 1) clinical programs (TLN-121, TLN-254, and TLN-372) from Phase 1 into potential registrational studies, 2) preclinical programs into early clinical development, and 3) early research and G&A.

Treeline

4

Estimated Capitalization Following Close of Transaction 5 Standard BioTools Treeline Biosciences Shares on an as - converted / as - exercised basis (in millions) Expected ownership of the combined company Fully diluted shares outstanding Estimated fully diluted shares of the combined company post - closing Shares of common stock (including shares underlying equity grants) 415.9 513.2 1,694.5 62.9 Series A shares Warrants 2,686.6 15.5% 84.5% Figures may not total due to rounding.

Treeline Biosciences

Founders

Josh Bilenker, MD
CEO and Co-Founder



Loxo Oncology @ Lilly

Loxo CEO and Founder

VC, FDA, medical oncologist

Jeff Engelman, MD, PhD
CSO and Co-Founder

Novartis Institutes for BioMedical Research

MGH

SABs of Loxo and Agios



Overview

- Labs in Watertown, MA, San Diego, CA, and Basel, Switzerland
- $1.2B raised from syndicate of leading life science investors
- Target-centric pipeline – working in oncology, neurology, and immunology
- Proven modalities – small molecule inhibitors, protein degraders, and targeted therapy ADCs (TT-ADC)
- Productivity and innovation through in-house, integrated teams
- Interim data from TLN-121 (BCL6) and TLN-372 (pan-KRAS) expected in 2027; additional clinical start planned in 2026
- Three additional programs, including previously unliganded targets, expected to enter the clinic in 2027-28

Treeline 6

7 Target Selection: Our Four Criteria Disease dependency Are we sure the target drives the disease? Therapeutic index Can we expect a wide gap between the beneficial dose and the poorly tolerated dose? Path to druggability Can we make a medicine that profoundly alters target function? Patient need & commercial potential If successful, will the medicine change the standard of care?

8 Diverse Modalities Expand Addressable Target Universe Small Molecule Inhibitors Watertown San Diego Protein Degraders San Diego Targeted Therapy ADCs Watertown Basel

Treeline's Programs

Program (target)	Modality	Associated Diseases	Program Stage	Upcoming Anticipated Milestones
TLN-121 (BCL6)	Oral degrader	B-cell lymphomas, T-cell lymphomas	Phase 1	Initiate combination expansions in 2026 Interim data in 2027
TLN-372 (Pan-KRAS)	Inhibitor	Lung, pancreas, colon, other solid tumors	Phase 1	Interim data in 2027
TLN-254 (EZH2)	Inhibitor	B-cell lymphomas, T-cell lymphomas	Phase 1	Initiate combination expansion with TLN-121
TLN-499 (BCL-XL)	Oral degrader	Solid tumors	IND-enabling	Trial initiation in 2026
Three late-stage preclinical programs	Inhibitor, TT-ADC, degrader	Oncology, neurology, immunology	Lead optimization	Clinical entry in 2027-2028

Treeline
9

TLN - 121 BCL6 Degrader

Lymphoma Landscape and Unmet Need

Diffuse large B-cell lymphoma (DLBCL)

- Most common aggressive lymphoma; >25,000 annual US diagnoses
- While frontline therapy successfully treats >60% of cases, ~10–15% are refractory and ~20–25% relapse with poor prognosis
- Standard-of-care includes chemo-immunotherapy regimens, CAR-T, and CD20xCD3 bispecific antibodies

Follicular lymphoma (FL)

- Most common Indolent lymphoma; ~15,000 annual US diagnoses
- Incurable and treated over decades; goal of therapy is durable disease control and treatment-free remissions across multiple well-tolerated regimens
- Standard-of-care includes CD20 therapy +/- chemotherapy, IMiD therapy, CAR-T, and CD20xCD3 bispecific antibodies

Peripheral T-cell lymphoma (PTCL)

- Rare, aggressive non-Hodgkin lymphoma (NHL) subtype with poor outcomes; ~6,000 annual US diagnoses
- Only ~30–40% of patients achieve durable benefit from frontline therapy
- Standard-of-care includes CHOP/CHOEP-based chemotherapy; no standard in relapsed/refractory disease

Treeline

Sources: Blood Cancer United, bloodcancerunited.org, accessed May 2026. N Engl J Med 2021;384(9):842–858. NCCN B-Cell Lymphomas, v4.2026. Blood (Hematology Am Soc Hematol Educ Program) 2020;2020(1):287–294. J Clin Oncol 2008;26(25):4124–4130. Blood 2014;123(17):2636–2644. NCCN T-Cell Lymphomas, v2.2026

11

BCL6 is a Critical Driver of Lymphoma Biology • BCL6 enables B - cells to: • Rapidly proliferate, • Hypermutate, and • Avoid T - cell interactions • Many lymphomas, particularly DLBCL, FL and PTCL, maintain high BCL6 expression • Loss of BCL6 drives B - cell differentiation or apoptosis • First lineage transcription factor targeted in lymphoma 12

TLN - 121 Program Overview TLN - 121 is an oral, selective and potent BCL6 degrader >20x therapeutic margins observed in GLP toxicology First patients dosed in Q3’25 Extensive Treeline translational data suggest BCL6 degrader is synergistic in combination with lymphoma SoC therapies 13

TLN - 121 Was Designed for Selectivity • Treeline pursued a selective BCL6 degradation profile for TLN - 121 • Unbiased proteomics analysis of ~7,000 proteins indicates selective degradation of BCL6 • Selectivity should enhance combinability, important for potentiating available therapies 14 Dashed lines indicate significance thresholds (log 2 fold - change < - 1, P - value < 0.001) -5 0 5 0 5 10 OCI-LY1 6h 99643 Abundance Ratio (Comp/DMSO), log 2 - l o g ( P - v a l u e ) BCL6 OCI - Ly1 + 100 nM TLN - 121 (6h)

TLN - 121 Demonstrated Single Agent Activity in Preclinical DLBCL Models • Extensive preclinical evaluation in 50+ CDX/PDX models of lymphoma, including single - agent and 10+ combination regimens • Single agent TLN - 121 regressed many preclinical DLBCL models • Some models required TLN - 121 in combination with other anti - lymphoma agents to regress 15 Observation 0 7 14 21 28 35 42 0 500 1000 1500 2000 2500 3000 WSU-DLCL2 (DLBCL CDX) Study Days T u m o r V o l u m e ( m m 3 ) TLN-121 (8 mg/kg, BIDx28, PO) Vehicle (BIDx28, PO)

TLN - 121 Phase 1 Study in R/R Lymphomas 16 Dose Expansion: Monotherapy and Combinations in R/R Lymphomas Subject to change based on emerging data Dose Escalation: Monotherapy and Combination with TLN - 254 in Relapsed or Refractory (R/R) DLBCL, FL and PTCL DL2 DL1 DL3+ Combination : TLN - 121 + TLN - 254* Monotherapy: TLN - 121 DL2 DL1 DL3+ TLN - 121 + TLN - 254* disease - specific cohorts TLN - 121 disease - specific cohorts TLN - 121 + bispecific T - cell engagers disease - specific cohorts TLN - 121 + other combinations disease - specific cohorts *TLN - 254 combination cohorts are on partial clinical hold (as of June 2, 2026).

Single - Agent Responses Observed Across DLBCL, FL and PTCL By Lugano criteria • Patients were heavily pre - treated, with prior lines of therapy ranging from 2 to 8 • Of the patients with DLBCL and FL, 50% of patients had received a prior T - cell/immune - cell engager and 33% of patients had received prior CAR - T therapy • N=19 response - evaluable patients received TLN - 121 monotherapy across dose levels tested to date • Complete metabolic responses observed in each histology (DLBCL, FL, and PTCL) Data - cut date: 6Mar26. 17 TLN - 121 Monotherapy in DLBCL, FL, and PTCL N=19 16 (84%) ORR 6 (32%) CMR 10 (53%) PMR

Preliminary Safety Profile 18 • N=34 patients in safety data set • No DLTs • Majority of TEAEs and TRAEs were Grade 1 • TRAEs occurring in ≥20% or greater of participants were arthralgia and nausea • Asymptomatic Grade 3 QTc prolongation (heart rhythm abnormality) reported in three patients with impaired clearance and outlier exposures, or concomitant medications D ata - cut date: 3Mar2026. DLT = dose limiting toxicities, TEAE = treatment - emergent adverse events, TRAE = treatment - related adverse events

TLN - 372 Pan - KRAS Inhibitor

KRAS is One of the Most Commonly Mutated Oncogenes Total Other Solid Tumors* Endometrial Lung Pancreatic Colorectal 51,300 1,700 5,300 4,500 21,300 18,500 G12D 39,300 1,000 4,100 5,400 16,300 12,500 G12V 18,700 300 1,100 12,500 700 4,100 G12C 7,100 300 1,600 2,300 200 2,800 G12A 4,000 100 300 500 <50 3,000 G12S 14,900 900 2,000 800 300 10,900 G13D 2,000 0 400 1,100 0 500 G13C 9,200 7,400 0 700 100 1,000 WT amp 146,500 11,700 14,800 27,800 38,900 53,300 Total 20 *Other solid tumors includes invasive ductal carcinoma, stomach adenocarcinoma, esophageal adenocarcinoma and gastroesophagea l j unction cancer. Patient numbers approximated to nearest hundred. Estimated newly diagnosed patients per year in the US Cancer Discov 2022;12(4):924 – 937

21 TLN - 372 Program Overview TLN - 372 is a potent and orally bioavailable pan - KRAS inhibitor KRAS is an unforgiving target that requires deep inhibition Novel scaffold was required for improved ADME/PK and target coverage Pan - RAS inhibitors, while active, have dose - limiting skin and other toxicities, due to inhibition of all RAS isoforms (K/H/N) Improved tolerability could enable combinations in earlier lines of therapy First patient dosed at the end of Q3’25

Treeline In-House Chemistry & Computational Team Discovered Novel Chemical Scaffold



~30 new chemical cores

Solving for potency, solubility, permeability, clearance

Enabled by substantial expertise in computer modelling

Extensive parallel medicinal chemistry effort

~1,500 compounds synthesized

Lead series in 6 months
Optimized lead over 15 months

Treeline

22

TLN - 372 Demonstrates Single Agent Activity in Preclinical Models • Extensive preclinical evaluation in 40+ CDX/PDX models across PDAC, NSCLC, CRC and other solid tumors • Single agent TLN - 372 regressed many preclinical solid tumor models • Toxicity profile across 600 cancer cell lines supports selectivity 23 0 7 14 21 0 500 1000 1500 2000 Days post Grouping T u m o r V o l u m e ( m m 3 ) M e a n ± S E M Anti - Tumor Activity in NCI - H727 CDX Vehicle (BIDx21 PO) TLN - 372 (10mg/kg, BIDx21, PO) TLN - 372 (30 mg/kg, BIDx21, PO) TLN - 372 (100 mg/kg, BIDx21, PO) TLN - 372 (200 mg/kg, BIDx21, PO)

TLN - 372 Phase 1 Study 24 Dose Expansion: Monotherapy and Combination s Subject to prioritization based on emerging data from escalation Dose Escalation: Monotherapy in KRAS G12X (excluding G12R), G13X, and WT - amp Solid Tumors TLN - 372 monotherapy NSCLC, pancreatic, and other solid tumors TLN - 372 + EGFR - targeted agents Pancreatic, colorectal TLN - 372 + PD - (L) 1 or PD - (L)1/VEGF ± chemotherapy NSCLC TLN - 372 + chemotherapy Pancreatic DL1 DL2 DL3 DL4 DL5+

Preliminary PK and Safety Summary 25 • As of May 2026, TLN - 372 has been dosed at four dose levels • No DLTs observed • Free - drug exposures are consistent with exposures predicted by preclinical modeling DLT = dose limiting toxicities

TLN - 254 EZH2 Inhibitor

TLN - 254 Program Overview TLN - 254 is a selective and orally bioavailable EZH2 inhibitor Treeline acquired ex - China rights from Jiangsu Hengrui Pharmaceuticals in 2023 Studied in over 400 clinical trial patients and conditionally approved in R/R PTCL in China Preliminary safety and efficacy from Treeline Phase 1 comparable to EZH1/2 inhibitor class Phase 1 monotherapy and combination arms with TLN - 121 currently on partial clinical hold Future development ambitions for TLN - 254 would prioritize combinations with TLN - 121 in relapsed or refractory aggressive lymphoma 27

TLN - 254 Monotherapy Phase 1 Sites in US and Canada Primary endpoint : Investigator ORR (Lugano Criteria for PTCL; Global Assessment for CTCL) Secondary endpoints : PK, safety TLN - 254 Dose level 1 Cohort 1 (N=40) PTCL (after ≥1 systemic treatment) TLN - 254 Dose level 2 Randomization 1:1 Cohort 2 (N=10) CTCL (after ≥2 prior systemic treatments) TLN - 254 Dose level 2 28 CTCL: cutaneous T - cell lymphoma .

Interim Efficacy From Treeline Phase 1 in R/R PTCL Patients By Lugano criteria 29 TLN - 254 Monotherapy in PTCL N=21 13 (62%) ORR 7 (33%) CMR 6 (29%) PMR Data - cut date: 06Mar26. • Patients were heavily pre - treated, with prior lines of therapy ranging from 1 to 6 • N=21 response - evaluable PTCL patients received TLN - 254 monotherapy

Preliminary Safety From Treeline Phase 1 Trial of TLN - 254 • N=37 patients in safety data set • Majority of TEAEs and TRAEs were Grade 1 or 2 • TRAEs occurring in ≥20% or greater of participants were hematologic toxicity and dysgeusia • Grade ≥3 TRAEs were reported in 16% of patients • One secondary malignancy in a PTCL patient Data - cut date: 06Mar26. DLT = dose limiting toxicities, TEAE = treatment - emergent adverse events, TRAE = treatment - related adverse events 30

Looking Forward 31 Clinical Programs TLN - 121 (BCL6 degrader) Initiate combination expansion cohorts in 2026 Interim data expected in 2027 TLN - 254 (EZH2 inhibitor) Initiate combination expansion with TLN - 121 TLN - 372 (Pan - KRAS inhibitor) Interim data expected in 2027 Additional Preclinical Programs TLN - 499 (BCL - XL degrader) Trial initiation expected in 2026 Lead optimization Inhibitors, degraders, TT - ADCs Neurology, immunology, oncology 3 clinical entries expected in 2027 - 2028 Additional discovery programs